EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-QSB of Madrona Ventures Inc. (the "Company") for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and Madrona Ventures Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, Reese Baglole, as Chief Executive Officer and Chief Financial Officer of Madrona Ventures Inc., hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Madrona Ventures Inc.

Dated: May 22, 2008                      /s/ Reese Baglole
                                         ---------------------------------------
                                         Reese Baglole
                                         Chief Executive Officer


Dated: May 22, 2008                      /s/ Reese Baglole
                                         ---------------------------------------
                                         Reese Baglole
                                         Chief Financial Officer